                                   EXHIBIT 16
                           POWERS OF ATTORNEY FOR ATSF

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and
(d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of said attorney and agent hereunder.




                             -------------------------------------
                             Brian C. Scott
                             President and Chief Executive Officer

                             Date: January 15, 2003

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                               /s/ Peter R. Brown
                               ---------------------------------
                               Peter R. Brown
                               Director and Vice Chairman

                               Date: August 21, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                              /s/ Daniel Calabria
                              ---------------------------------
                              Daniel Calabria
                              Director

                              Date: September 2, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, her true and lawful attorneys and agents in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                            /s/ Janice B. Case
                            -----------------------------
                            Janice B. Case
                            Director

                            Date: September 2, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                             /s/ Charles C. Harris
                             ---------------------------------
                             Charles C. Harris
                             Director

                             Date: September 29, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                            /s/ Leo J. Hill
                            --------------------------------
                            Leo J. Hill
                            Director

                            Date: September 4, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                               /s/ John R. Kenney
                               ---------------------------------
                               John R. Kenney
                               Director and Chairman

                               Date: September 9, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                            /s/Russell A. Kimball, Jr.
                            ---------------------------
                            Russell A. Kimball, Jr.
                            Director

                            Date: September 7, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                              /s/ Larry N. Norman
                              ---------------------------------
                              Larry N. Norman
                              Director

                              Date: September 9, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of AEGON/Transamerica Series Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.



                            /s/ William W. Short, Jr.
                            ------------------------------------
                            William W. Short, Jr.
                            Director

                            Date: September 1, 2002